UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2024

THERMOGENESIS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-82900	94-3018487
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2711 Citrus Road, Rancho Cordova, California	95742
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 858-5100

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On June 22, 2024, Russell Medford, Joseph Thomis, and James Xu resigned, effective immediately, from their positions as members of the Board of Directors (the “Board”) of ThermoGenesis Holdings, Inc. (the “Company”). At the time of his resignation, Dr. Medford served as the Chairman of the Governance and Nominating Committee, the Chairman of the Audit Committee, and a member of the Compensation Committee. At the time of his resignation, Dr. Thomis served as the Chairman of the Compensation Committee, a member of the Governance and Nominating Committee, and a member of the Audit Committee. At the time of his resignation, Mr. James Xu served as a member of the Governance and Nominating Committee.

Based on a resignation letter submitted to the Chairman of the Board and Chief Executive Officer of the Company, which is filed herewith as Exhibit 17.1, the Company believes that Dr. Medford and Dr. Thomis resigned due to their disagreement with Company policies and practices related to potential strategic transactions and decisions, including with respect to real and/or perceived conflicts of interest on the part of the Chairman of the Board and Chief Executive Officer of the Company and the dissolution of the Transaction Committee. Based on a follow-up resignation letter submitted by Mr. James Xu on June 24, 2024, and which is attached herewith as Exhibit 17.2, Mr. James Xu expressed potential disagreement with the conclusions, especially reasons for the resignation in the letter attached herewith as Exhibit 17.1 notwithstanding originally signing the letter attached as Exhibit 17.1.

The Company is providing a copy of the disclosures contained in this Current Report on Form 8-K to Dr. Medford, Dr. Thomis, and Mr. James Xu on the date on which this Current Report is being filed with the Securities and Exchange Commission. The Company is also providing each of Dr. Medford, Dr. Thomis, and Mr. James Xu with the opportunity to furnish the Company with a letter stating whether he agrees with the statements made by the Company in this Current Report and, if not, the respects in which he does not agree.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

17.1 17.2
Letter, dated June 21, 2024 (delivered on June 22, 2024), to the Chairman of the Board and Chief Executive Officer of ThermoGenesis Holdings, Inc.
Letter, dated June 24, 2024, to the Chairman of the Board and Chief Executive Officer of ThermoGenesis Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOGENESIS HOLDINGS, INC.
(Registrant)

Dated: June 26, 2024	/s/ Jeffery Cauble
Jeffery Cauble Chief Financial Officer